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                                                                EXHIBIT 10.1.12

                              TWELFTH AMENDMENT TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                     OF FELCOR LODGING LIMITED PARTNERSHIP


         This Twelfth Amendment to Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership (the "Amendment"), is entered into as of December ___, 1998, by and between FelCor Lodging Trust Incorporated, a Maryland corporation, as General Partner, and all other persons and entities who are or shall in the future become limited partners of this limited partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                R E C I T A L S:

         A. The parties have previously executed and delivered that certain Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership dated as of July 25, 1994, as previously amended (the "Partnership Agreement"), pursuant to which they formed a Delaware limited partnership under the name "FelCor Suites Limited Partnership," which name has been changed to "FelCor Lodging Limited Partnership" (the "Partnership").

         B. The General Partner desires to amend the Partnership Agreement as provided herein.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. A new subsection (d) shall be added to Section 10.2 and shall read in its entirety as follows:

                           "(d) Notwithstanding Subsection 10.2(a) or (b)
                  above, the General Partner may transfer from time to time any or all of its Partnership Interests to one or more wholly-owned subsidiaries of the General Partner, except that the General Partner must retain at all times at least a 1% Partnership Interest as a general partner and the General Partner and one or more wholly-owned subsidiaries of the General Partner must at all times own in the aggregate 20% of all of the Partnership Interests."

2. The last sentence of Section 4.7 shall be revised to read in its entirety as follows:

                           "In the event the General Partner effects a
                  redemption or otherwise acquires any outstanding shares of its capital stock (other than common stock) for which corresponding Partnership Interests were issued to the General Partner (or its wholly-owned subsidiary or subsidiaries) in accordance with Section 4.6(c) hereof, the General Partner shall cause the Partnership to redeem from the General Partner (or its wholly-owned subsidiary or subsidiaries) an equivalent number of such Partnership Interests upon the same terms and conditions as the redemption effected by the General Partner."

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3.       Subsection 7.5(e) shall be revised to read in its entirety as follows:

                           "(e) In the event the General Partner shall
                  repurchase or redeem REIT Shares, then the General Partner shall cause the Partnership to purchase from the General Partner or its wholly-owned subsidiary or subsidiaries the same number of Partnership Units on the same terms that the General Partner redeemed such REIT Shares."

4.       The following sentence shall be added to the end of Subsection 4.6(c):

                  "In lieu of contributing the net proceeds directly to the Partnership, the General Partner may contribute the net proceeds to the Partnership indirectly through its wholly-owned subsidiary or subsidiaries, and in that event, the Partnership will issue to such subsidiary or subsidiaries the securities of the Partnership required by clause (i) above."

         IN WITNESS WHEREOF, the General Partner has caused this Amendment to be duly executed in its respective capacities set forth below as of the date first set forth above.


                                       GENERAL PARTNER:

                                       FELCOR LODGING TRUST
                                       INCORPORATED, a Maryland corporation
                                       formerly known as FelCor Suite Hotels,
                                       Inc.


                                       By:  /s/ LAWRENCE D. ROBINSON
                                          -------------------------------------
                                          Lawrence D. Robinson, Senior Vice
                                          President


                                       LIMITED PARTNERS (for all the Limited
                                       Partners now and hereafter admitted as
                                       limited partners of the Partnership,
                                       pursuant to the powers of attorney in
                                       favor of the General Partner contained
                                       in Section 1.4 of the Partnership
                                       Agreement):


                                       By:  FELCOR LODGING TRUST INCORPORATED,
                                       a Maryland Corporation, formerly known
                                       as FelCor Suite Hotels, Inc., acting
                                       as General Partner and as duly authorized
                                       attorney-in-fact


                                       By:  /s/ LAWRENCE D. ROBINSON
                                          -------------------------------------
                                          Lawrence D. Robinson, Senior Vice
                                          President